UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 28, 2014

MEDIJANE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-167275	46-0525378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2011 Ken Pratt Blvd., Suite 210, Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (855) 933-3499

1203 Airport Way, Suite 200, Bloomfield, CO, 80021

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 5.01

Changes in Control of Registrant

On February 28, 2014, Caduceus Industries Ltd. (“Caduceus”) acquired 30,000,000 shares of our company’s common stock from Irma Colon-Alonso, a former officer and director of our company, pursuant to the terms of a Stock Purchase Agreement dated February 28, 2014 for total consideration of $2,000. The funds used for the share purchase were from Caduceus’ private funds.  Following the acquisition, Caduceus owns 44.118% of the issued and outstanding stock of our company.  Mr. Ronald Lusk has voting and dispositive control over securities held by Caduceus Industries Ltd.

Item 9.01

Financial Statements and Exhibits

Exhibit Number	Description
10.1	Stock Purchase Agreement between Irma N. Colon-Alonso and Caduceus Industries Ltd. dated February 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIJANE HOLDINGS INC.

/s/ Ronald Lusk
Ronald Lusk
President and Director
Date: March 13, 2014

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